  COMMON STOCK                               INCORPORATED UNDER THE LAWS
PAR VALUE $0.0001                              OF THE STATE OF DELAWARE


[ACG LOGO]            THIS CERTIFICATE IS TRANSFERABLE IN         CUSIP 981922 10 7
                      NEW YORK, NY AND JERSEY CITY, NJ            CUSIP 007310 10 6
                                                         SEE REVERSE FOR CERTAIN DEFINITIONS      [CORPORATE SEAL]



                     ADVANCED COMMUNICATIONS GROUP, INC.

THIS CERTIFIES THAT

                                 SPECIMEN



is the owner of

               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Advanced Communications Group, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon receipt of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

NAME CHANGED TO WORLDPAGES.COM, INC.

In Witness Whereof, said Corporation authorized this Certificate to be signed in facsimile by its duly authorized officers and its Corporate Seal to be affixed in facsimile.

Dated                        COUNTER SIGNED AND REGISTERED
                             CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                              TRANSFER AGENT
                                               AND REGISTRAR

     [SIGNATURE]                          [SIGNATURE]            BY [SPECIMEN]
CHAIRMAN AND CHIEF EXECUTIVE OFFICER       TREASURER       AUTHORIZED SIGNATURE

                                [ACG LOGO]

Pursuant to Section 151(F) of the Delaware General Corporation Law, the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

The following abbreviations, when used in the description on the face of the certificate, shall be continued as though they were written out and according to applicable laws or regulations.

TEN COM -- as tenants in common      UNIF GIFT MIN ACT --______ Custodian_____
                                                          (Cust)        (Minor)

TEN ENT -- as tenants by the entireties      under Uniform Gifts to Minors Act

JT TEN -- as joint tenants with right    _____ _______ _______  ________
          of survivorship and not as                   (State)
          tenants in common

       Additional abbreviations may also be used though not in the above list

For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE                                     [SPECIMEN]
---------------------------------------
                                      |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------
Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ---------------------

                                    X
                                     -----------------------------------
               NOTICE                           (SIGNATURE)

THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.
                                    X
                                     -----------------------------------
                                                (SIGNATURE)

                                     -----------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED
                                     BY AN ELIGIBLE GUARANTOR
                                     INSTITUTION(BANKS, STOCKBROKERS, SAVINGS
                                     AND LOAN ASSOCIATIONS AND CREDIT UNIONS
                                     WITH MEMBERSHIP) IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM PURSUANT TO
                                     S.E.C. RULE 17Ad-15.

                                     -----------------------------------
                                     SIGNATURE(S) GUARANTEED BY: